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EXHIBIT 23.2    CONSENT OF BEARD MILLER COMPANY LLP



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 26, 2004, relating to the consolidated financial statements of Patapsco Bancorp, Inc. in the 2004 Annual Report filed in the ("Form 10-KSB") for the year ended June 30, 2004.



                               /s/ Beard Miller Company LLP

                               Baltimore, Maryland


January 25, 2005